UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549





                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 21, 2004



              ADDvantage Technologies Group, Inc.
     (Exact name of Registrant as specified in its charter)




    Oklahoma                1-10799               73-1351610

(State or other           (Commission               (I.R.S.
jurisdiction of               File                 Employer
 incorporation)             Number)             Identification
                                                     No.)


                        1605 E. Iola
                   Broken Arrow, Oklahoma
          (Address of principal executive offices)

                            74012
                         (Zip code)

                       (918) 251-9121
    (Registrant's telephone number, including area code)

Item 7.  Financial Statements And Exhibits

(c)      Exhibits

99.1 Press Release Announcing the the Availability of Scientific-Atlanta Optical Networks and Antec Legacy Products.

Item 9.  Regulation FD Disclosure

On June 21, 2004, ADDvantage Technologies Group, Inc. issued a press release announcing the availability of Scientific-Atlanta optical networks and Antec legacy products. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ADDvantage Technologies Group, Inc.


Dated:  June 21, 2004           By: /s/ Kenneth A. Chymiak
                                ------------------------------
                                Kenneth A. Chymiak, President